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                                                                   EXHIBIT 10.7

                                                                  EXECUTION COPY



                                 AMENDMENT NO. 4
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


         This Amendment No. 4 to Revolving Credit and Term Loan Agreement and Waiver ("Amendment and Waiver") executed as of November 13, 2002, but effective as of August ___, 2002, by and among the lenders signatory hereto (collectively, the "Banks"), Comerica Bank as agent for the Banks (in such capacity, "Agent"), Trim Systems Operating Corp., a Delaware corporation ("Holdings"), Tempress, Inc., a Washington corporation ("Tempress") and Trim Systems LLC, a Delaware limited liability company ("Trim" and together with Holdings and Tempress, the "Borrowers").

                                    RECITALS

         A. Borrowers, Agent and Lenders entered into that certain Revolving Credit and Term Loan Agreement dated as of October 29, 1998, as amended as of December 31, 1998, November 22, 1999 and June 28, 2001 ("Agreement").

         B. Borrowers have requested that Banks amend the Agreement as set forth below.

         C. The parties desire to amend the Agreement as set forth below.

         NOW, THEREFORE, the parties agree as follows:

         1. The definitions of "Borrowing Base", "CapEx Limit", "Excess Cash Flow" and "Rollover Amount" set forth in Section 1 of the Agreement are amended to read as follows:

         "'Borrowing Base' shall mean, as of any date of determination, an amount equal to the sum of (x) eighty percent (80%) of Eligible Accounts, (y) the lesser of (1) fifty percent (50%) of Eligible Inventory and (2) sixty percent (60%) of Eligible Accounts and (z) the Overformula Amount. 'Overformula Amount' shall mean from the date hereof through April 29, 2003, Four Million Four Hundred Thousand Dollars ($4,400,000). On the last day of each month, commencing September 30, 2002, 'Overformula Amount' automatically shall reduce by $150,000 until 'Overformula Amount' is zero ($0)."

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         "'CapEx Limit' shall mean (i) for fiscal year 2001, $750,000 (ii) for fiscal year 2002, $3,000,000 and (iii) for each subsequent fiscal year, $1,000,000."

         "'Excess Cash Flow' shall mean, as of the end of any fiscal year of Holdings, Consolidated Net Income for such fiscal year, plus, to the extent deducted in determining Consolidated Net Income, (i) depreciation, amortization and non-cash interest expense for such fiscal year and (ii) write-offs of good will and other non-cash events for such fiscal year, minus the sum of (i) reductions in the purchase accounting reserve from cash payments during such fiscal year, (ii) Capital Expenditures made by Holdings and its Consolidated Subsidiaries during such fiscal year (to the extent permitted under Section 9.7 of this Agreement) and any Rollover Amount for such period to be carried forward to the next period less the Rollover Amount, if any, for the preceding period carried forward to the current period that was not spent during such current period, provided however, for purposes of this clause (ii) only and notwithstanding the definition of "CapEx Limit" set forth in this Agreement, the CapEx Limit for fiscal year 2002 shall be deemed to be $1,000,000, (iii) the amount of all payments of principal made on Senior Debt during such fiscal year (excluding any payments on Revolving Credit Advances and payments by Holdings and its Consolidated Subsidiaries under any other revolving credit facility to the extent the Revolving Credit Aggregate Commitment or availability under such other facility, as the case may be, is not permanently reduced in connection therewith), (iv) any non-cash credits included in determining Consolidated Net Income for such period, (v) non-cash gains from sales of assets included in Consolidated Net Income for such period, (vi) non-cash charges added back in a previous period to the extent any such charge has become a cash item in the current period,
         (vii) any cash disbursement to Sellers required pursuant to the Stock Purchase Agreement for purchase price adjustments or tax obligations,
         (viii) any cash disbursements made during such period against non-current liabilities to the extent not deducted in determining Consolidated Net Income, and (ix) any cash restructuring expenditures incurred during such period to the extent not deducted in determining Consolidated Net Income for such period and to the extent not exceeding $5,000,000."

         "'Rollover Amount' shall mean the aggregate amount of unutilized Capital Expenditures carried forward from one fiscal year to the next fiscal year to the extent permitted pursuant to the provisions of
         Section 9.7."

         2. Section 9.7 of the Agreement is amended to read as follows:

         "9.7 Limitation on Capital Expenditures. Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any expenditure in respect of the purchase or other acquisition of fixed or capital assets (excluding any such asset acquired in connection with replacement and maintenance programs) except expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrowers during any


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         fiscal year, an amount equal to the CapEx Limit, determined on a non-cumulative basis in accordance with GAAP; except that the unused amount of the CapEx Limit in any fiscal year may be carried over and used in the next succeeding fiscal year, provided that there shall be no carry over of such unused amount in any subsequent year and provided further that for purposes of calculating the amount which may be carried over, all Capital Expenditures for a fiscal year shall be first applied to the CapEx Limit for such year."

         3. Except as expressly modified hereby, all the terms of and conditions of the Agreement shall remain in full force and effect.

         4. Borrowers hereby represent and warrant that, AFTER GIVING EFFECT TO THE AMENDMENTS CONTAINED HEREIN, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within each of the Borrowers' powers, have been duly authorized, are not in contravention of law or the terms of each of the Borrowers' Articles of Incorporation or Bylaws or Articles of Organization or Operating Agreement, as applicable, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the representations and warranties of Borrowers set forth in Sections 7.1 through 7.17 and 7.19 through
7.23 of the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof; (c) the representations and warranties of Borrowers set forth in Section
7.18 of the Agreement are true and correct in all material respects as of the date hereof with respect to the most recent financial statements furnished to the Bank by Borrowers in accordance with Section 8.1 of the Agreement; and (d) no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, has occurred and is continuing as of the date hereof.

         4. This Amendment may be signed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]



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         WITNESS the due execution hereof as of the day and year first above written.


COMERICA BANK, as Agent                 TRIM SYSTEMS OPERATING CORP.


By: /s/ [ILLEGIBLE]                     By: /s/ Carl E. Nelson
   -------------------------------         ------------------------------------

Its: Corporate Loan Officer             Its: Vice President
   -------------------------------


                                        TRIM SYSTEMS, LLC




                                        By: /s/ Carl E. Nelson
                                           ------------------------------------

                                        Its: Vice President


                                        TEMPRESS, INC.




                                        By: /s/ Carl E. Nelson
                                           ------------------------------------

                                        Its: Vice President


REVOLVING/TERM BANKS:                   COMERICA BANK


                                        By:  /s/ [ILLEGIBLE]
                                            -----------------------------------

                                        Its: Corporate Banking Officer
                                            -----------------------------------


                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:  /s/ Daniel J. Falstad
                                            -----------------------------------



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                                        Its: Vice President
                                            -----------------------------------

                                        J2R PARTNERS II-B, LLC


                                        By:  Carl E. Nelson
                                            -----------------------------------

                                        Its:
                                            -----------------------------------


                                        ONEX CORPORATION


                                        By:  /s/ [ILLEGIBLE]
                                            -----------------------------------

                                        Its: Vice President
                                            -----------------------------------


SWING LINE BANK:                        COMERICA BANK


                                        By:  /s/ [ILLEGIBLE]
                                            -----------------------------------

                                        Its: Corporate Banking Officer
                                            -----------------------------------


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                          ACKNOWLEDGMENT OF GUARANTOR

         The undersigned, being the Guarantor under that certain Guaranty dated October 29, 1998, executed by the undersigned in favor of Comerica Bank, as Agent for and on behalf of the Banks, with respect to obligations and liabilities of Borrower to Banks ("Guaranty") affirms its obligations under the Guaranty and consents to the amendments set forth above. Capitalized terms used by not defined herein shall have the meanings set forth in the Guaranty.


                                        TRIM SYSTEMS, INC.


                                        By:  /s/ Carl E. Nelson
                                            -----------------------------------

                                        Its:
                                            -----------------------------------

                                        Dated: November 13, 2002


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